UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 22, 2005

QUIPP, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	0-14870	59-2306191
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 NW 157th Street, Miami, Florida	33014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(305) 623-8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement

On February 22, 2005, the Corporate Governance and Compensation Committee of the Board of Directors of Quipp, Inc. approved bonus payments in respect of 2004 under Quipp’s Management Incentive Compensation Plan.

The bonus paid to each of Quipp’s most highly compensated officers who participated in the plan was as follows:  Michael S. Kady, President and Chief Executive Officer, $21,300; Christer A. Sjogren, Executive Vice President, Quipp Systems, Inc., $4,500; and David Switalski, Vice President of Operations, Quipp Systems, Inc., $4,500.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIPP, INC.
(Registrant)

By:	/s/ MICHAEL S. KADY
Michael S. Kady
President and Chief Executive Officer

Dated:  February 25, 2005